SMITH BARNEY SERIES FUND
Supplement dated August 4, 1997
to Prospectus dated April 29, 1997

	The Board of Trustees of the Smith Barney Series Fund (the "Fund") has voted to change the name of the Fund to the Greenwich
Street Series Fund, effective July 24, 1997.

	This change in name does not represent a change in the investment policies or objectives of the Fund.

FD 01317